PROXY SOLICITED BY THE BOARD OF DIRECTORS OF
                     INNOVATIVE MEDICAL SERVICES


The undersigned appoints Michael L. Krall (and Dennis Brovarone if Mr. Krall is unable to serve), as the undersigned's lawful attorney and proxy, with full power of substitution and appointment, to act for and vote all of the undersigned's shares of the Common Stock of INNOVATIVE MEDICAL SERVICES, a California corporation, at the Annual Meeting of Shareholders to be held at the Sheraton San Diego Hotel and Marina, 1380 Harbor Island Dr., San Diego, CA, 92101, at 11:00 a.m. Pacific Standard Time, on January 10, 1998, and at any and all adjournments thereof, for the following purposes:

A SHAREHOLDER MAY USE CUMULATIVE VOTING FOR THE NOMINEES OF THAT PROPOSAL BY VOTING THE NUMBER OF THE SHARES HELD TIMES THE NUMBER OF DIRECTORS BEING ELECTED ON A SINGLE OR GROUP OF CANDIDATES. SHAREHOLDERS MAY ALSO WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE(S) BY DRAWING A LINE THROUGH THE NOMINEE'S NAME(S). FOR EXAMPLE A SHAREHOLDER WITH 1,000 SHARES MAY CAST A TOTAL OF 6,000 VOTES (# OF SHARES X 6 DIRECTORS) FOR ALL, ONE OR A SELECT NUMBER OF CANDIDATES.

PROPOSAL NO. 1 ELECTION TO THE BOARD OF DIRECTORS

[   ] FOR       Management nominees listed below equally among all the
                nominees OR VOTED AS FOLLOWS:

                Norman Andersen:     ____________________ Shares
                Dennis Brovarone:    ____________________ Shares
                Gary Brownell:       ____________________ Shares
                Patrick Galuska:     ____________________ Shares
                Michael L. Krall:    ____________________ Shares
                Eugene Peiser:       ____________________ Shares


       AGAINST  Management's nominees for the Board of Directors

MANAGEMENT INTENDS TO VOTE SHARES FOR THE SIX (6) NOMINEES UNLESS OTHERWISE INSTRUCTED IN THIS PROXY. IF AT THE TIME OF THE MEETING, ANY OF THE NOMINEES SHOULD BE UNABLE TO SERVE, THE DISCRETIONARY AUTHORITY PROVIDED IN THE PROXY WILL BE EXERCISED TO CUMULATIVELY VOTE FOR THE REMAINING NOMINEES, OR FOR A SUBSTITUTE NOMINEE OR NOMINEES, IF ANY, AS SHALL BE DESIGNATED BY THE BOARD OF DIRECTORS.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATION ABOVE. THIS PROXY CONFERS
DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS FOR WHICH THE SHAREHOLDER HAS NOT INDICATED A PREFERENCE OR IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF
SHAREHOLDERS TO THE UNDERSIGNED.

The undersigned revokes any proxies heretofore given by the undersigned and acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement furnished herewith and the Annual Report to Shareholders previously provided.



-----------------------------------------------

Dated: _______________, 199__

Signature(s) should agree with the name(s) hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INNOVATIVE MEDICAL SERVICES PLEASE SIGN AND RETURN THIS PROXY TO INNOVATIVE MEDICAL SERVICES, NEW ADDRESS. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.